SEGMENTS	6 Months Ended
Jun. 30, 2015
Segment Reporting [Abstract]
Segment Reporting Disclosure

<>NOTE 13 – Segments: <><><

Teva has two reportable segments: generic and specialty medicines. The generics segment develops, manufactures, sells and distributes generic or branded generic medicines as well as active pharmaceutical ingredients (“API”). The specialty segment engages in the development, manufacture, sale and distribution of branded specialty medicines such as those for central nervous system and respiratory indications, as well as those marketed in the women's health, oncology and other specialty businesses.

Teva's other activities include the over-the-counter (“OTC”) medicines business, distribution activity mainly in Israel and Hungary and medical devices. The OTC activity is primarily conducted through a joint venture with P&G, which combines Teva's production capabilities and market reach with P&G's marketing expertise and expansive global platform.

Teva's chief executive officer, who is the chief operating decision maker (“CODM”), reviews financial information prepared on a consolidated basis, accompanied by disaggregated information about revenues and contributed profit by the two identified reportable segments, namely generic and specialty medicines, and revenues by geographical markets.

The accounting policies of the individual segments are the same as those described in the summary of significant accounting policies in Note 1 to the annual consolidated financial statements included in Teva's Annual Report on Form 20-F for the year ended December 31, 2014.

Segment profit consists of gross profit, less S&M and R&D expenses related to the segment. Segment profit does not include G&A expenses, amortization and certain other items. Beginning in 2015, expenses related to our equity compensation are excluded from our segment results. The data presented has been conformed to reflect the exclusion of equity compensation expenses for all periods.

Teva manages its assets on a total company basis, not by segments, as many of its assets are shared or commingled. Teva's CODM does not regularly review asset information by reportable segment, and therefore Teva does not report asset information by reportable segment.

Teva's chief executive officer reviews the Company's strategy and organizational structure on a continuing basis. Any changes in strategy may lead to a reevaluation of Teva's current segments and goodwill assignment. Going forward, Teva will consider the impact of such changes on its segment reporting.

Segment information

The following tables present profit by segments and a reconciliation of Teva's segment profit to Teva's consolidated income before income taxes, for the three and six months ended June 30, 2015 and 2014:

	Generics		Specialty
	Three months ended June 30,		Three months ended June 30,
	2015	2014	2015	2014

	U.S.$ in millions		U.S.$ in millions

Revenues	$2,466	$2,515	$2,090	$2,027
Gross profit	1,198	1,049	1,808	1,768
R&D expenses	134	125	220	211
S&M expenses	335	388	457	481
Segment profit	$729	$536	$1,131	$1,076

	Generics		Specialty
	Six months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014

	U.S.$ in millions		U.S.$ in millions

Revenues	$5,087	$4,913	$4,046	$4,141
Gross profit	2,482	2,092	3,486	3,611
R&D expenses	245	248	435	437
S&M expenses	709	805	943	978
Segment profit	$1,528	$1,039	$2,108	$2,196

	Three months ended		Six months ended
	June 30,		June 30,
	2015	2014	2015	2014

	U.S.$ in millions

Generic medicines profit	$729	$536	$1,528	$1,039
Specialty medicines profit	1,131	1,076	2,108	2,196
Total segment profit	1,860	1,612	3,636	3,235
Profit of other activities	56	66	106	117
Total profit	1,916	1,678	3,742	3,352
Amounts not allocated to segments:
Amortization	214	256	434	541
General and administrative expenses	325	302	632	604
Legal settlements and loss contingencies	384	26	611	55
Impairments, restructuring and others	285	143	584	200
Other unallocated amounts	46	26	70	55

Consolidated operating income	662	925	1,411	1,897
Financial expenses - net	41	78	233	159
Consolidated income before income taxes	$621	$847	$1,178	$1,738

Segment revenues by geographic area:
	Three months ended June 30,		Six months ended June 30,

	2015	2014	2015	2014

	U.S.$ in millions
Generic Medicines
United States	$1,326	$1,068	$2,765	$2,116
Europe*	665	814	1,345	1,632
Rest of the World	475	633	977	1,165
Total Generic Medicines	2,466	2,515	5,087	4,913
Specialty Medicines
United States	1,622	1,419	3,101	2,949
Europe*	378	501	783	983
Rest of the World	90	107	162	209
Total Specialty Medicines	2,090	2,027	4,046	4,141
Other Revenues
United States	4	50	7	101
Europe*	157	206	339	413
Rest of the World	249	247	469	478
Total Other Revenues	410	503	815	992
Total Revenues	$4,966	$5,045	$9,948	$10,046

*	All members of the European Union, Switzerland, Norway, Albania and the countries of former Yugoslavia.

Net revenues from specialty medicines:

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014

	U.S. $ in millions

CNS	$1,353	$1,271	$2,573	$2,684
Copaxone®	1,054	939	1,978	2,009
Azilect®	105	103	212	217
Nuvigil®	91	88	176	189
Respiratory	253	257	518	487
ProAir®	128	133	252	247
QVAR®	83	74	181	145
Oncology	293	284	557	546
Treanda®	179	181	336	361
Women's health	110	128	239	252
Other Specialty	81	87	159	172
Total Specialty Medicines	$2,090	$2,027	$4,046	$4,141

A significant portion of our revenues, and a higher proportion of our profits, come from the manufacture and sale of patent-protected pharmaceuticals. Many of our specialty medicines are covered by several patents that expire at different times. Nevertheless, once patent protection has expired, or has been lost prior to the expiration date as a result of a legal challenge, we no longer have patent exclusivity on these products, and subject to regulatory approval, generic pharmaceutical manufacturers are able to produce similar (or purportedly similar) products and sell them for a lower price. The commencement of generic competition, even in the form of non-equivalent products, can result in a substantial decrease in revenues for a particular specialty medicine in a very short time. Any such expiration or loss of intellectual property rights could therefore significantly adversely affect our results of operations and financial condition.

In particular, we rely heavily on sales of Copaxone®, our leading specialty medicine. A key element of our business strategy for Copaxone® is the continued migration of current daily Copaxone® 20 mg/mL patients to the three-times-a-week 40 mg/mL version introduced in 2014, and the maintenance of patients on that new version. Any substantial reduction in the number of patients taking Copaxone®, whether due to the introduction of generic competition or to the increased use of oral medicines or other competing products, would likely have a material adverse effect on our financial results and cash flow.

Sandoz obtained FDA approval of a generic version of Copaxone® 20 mg/mL in April 2015 and started selling its generic product Glatopa in June 2015 in the United States.

For the six months ended June 30, 2015, Copaxone® revenues in the United States, which include revenues from both Copaxone® 20 mg/mL and Copaxone® 40 mg/mL product, amounted to $1.6 billion (approximately 27% of U.S. revenues) and Copaxone® revenues outside the United States amounted to $376 million (approximately 9% of non-U.S. revenues).

The profit of the multiple sclerosis franchise, which is comprised of Copaxone® products and laquinimod (a developmental compound for the treatment of multiple sclerosis), was $1.5 billion for the six months ended June 30, 2015, the same as for the six months ended June 30, 2014. The profitability of the multiple sclerosis franchise as a percentage of Copaxone® revenues was 75.6% for the six months ended June 30, 2015 and 73.4% for the six months ended June 30, 2014.